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                                                                    EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of AEterna Laboratories Inc. (the "Company") on Form 40-F for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dennis Turpin, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Dennis Turpin
------------------------------------------
Dennis Turpin
Vice President and Chief Financial Officer


Dated: May 17, 2004




A signed original of this written statement required by Section 906 has been provided to AEterna Laboratories Inc. and will be retained by AEterna Laboratories Inc. and furnished to the Securities and Exchange Commission or its staff upon request.